AMERICAN GENERAL LIFE INSURANCE COMPANY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED APRIL 29, 2024

TO THE PROSPECTUSES

AS SUPPLEMENTED

AGL SEPARATE ACCOUNT VL-R

POLARIS SURVIVORSHIP LIFE VUL

GEMSTONE LIFE VUL (AGL)

USL SEPARATE ACCOUNT USL VL-R

GEMSTONE LIFE VUL (USL)

This supplement updates certain information in the referenced Prospectuses. You should read this supplement in conjunction with your applicable Prospectus(es) and retain for future reference.

Effective on April 29, 2024, the SA Goldman Sachs Global Bond Portfolio will be renamed the SA PIMCO Global Bond Opportunities Portfolio (the “Fund”) and the subadvisor will be changed from Goldman Sachs Asset Management International to Pacific Investment Management Company, LLC (“PIMCO”). Accordingly, all references to “SA Goldman Sachs Global Bond Portfolio” in the prospectuses will be replaced with “SA PIMCO Global Bond Opportunities Portfolio.”

Accordingly, the disclosure in the section of the Prospectus entitled “Variable Investment Options -SunAmerica Series Trust” related to the SA Goldman Sachs Global Bond Portfolio is deleted in its entirety and replaced with the following:

“Subadvised by Pacific Investment Management Company (“PIMCO”)

The SA PIMCO Global Bond Opportunities Portfolio seeks maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in Fixed Income Instruments and related forwards or derivatives such as options, futures contracts or swap agreements, with similar economic and risk characteristics.”

Additionally, under an Advisory Fee Waiver Agreement, SunAmerica has contractually agreed to waive a portion of its advisory fee through April 30, 2025, so that the fee payable by the portfolio to SunAmerica equals 0.73% on the first $50 million, 0.63% on the next $100 million, 0.58% on the next $100 million and 0.53% over $250 million.

Additional information regarding the Fund, including the Fund prospectus, may be obtained by visiting our website at www.corebridgefinanical.com/AGVUL or by calling (800) 340-2765.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.